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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in this Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 11, 1995 appearing on page F-1 of BI Incorporated's Annual Report on Form 10-K for the year ended June 30, 1995.



  PRICE WATERHOUSE LLP


  Boulder, Colorado
  November 2, 1995